                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

          ----------------------------------------------------------------------

NOVEMBER 15, 1999
                    Dear Fellow Shareholder:

                    The Kirr, Marbach Partners Value Fund ("Fund") commenced operations on December 31, 1998. Though September 30, 1999 marked the end of the Fund's third operating quarter, the Fund has a September 30 fiscal year end. Thus, this is the inaugural annual report for the Fund. We remain quite pleased with the Fund's performance and growth in assets during its first three quarters of operations and at the end of its first fiscal year. For the record, the Fund completed the quarter ending September 30, 1999 with a year to date (calendar) return of -0.9% (1). This compared to year to date (calendar) returns of +5.3% for the S&P 500 Index (2), -3.4% for the Value Line Index (3) and -2.1% for the S&P 400 Midcap Index (4). While the Fund completed the third quarter ending September 30, 1999 with a small loss, the Fund experienced a high degree of volatility of returns during the first three quarters of 1999, as illustrated below:

                                                                            S&P 500          VALUE LINE       S&P 400 MIDCAP
                                                            FUND             INDEX             INDEX              INDEX
                                                       --------------    --------------    --------------    ----------------
                            1/1/99-3/31/99                      +0.4%             +5.0%             -6.0%              -6.4%

                            4/1/99-6/30/99                     +15.2%             +7.0%            +14.2%             +14.2%

                            YTD 6/30/99                        +15.7%            +12.4%             +7.3%              +6.9%

                            7/1/99-9/30/99                     -14.4%             -6.3%            -10.0%              -8.4%

                            YTD 9/30/99                         -0.9%             +5.3%             -3.4%              -2.1%

                                              (1)   Past performance does not reflect how the Fund may perform in the future.

                                              (2)   The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

                                              (3)   The Value Line Index is an unmanaged, equally-weighted index which includes 1700 U.S. stocks.

                                              (4)   The S&P 400 Midcap Index is an unmanaged,
                                                    capitalization-weighted index generally representative of
                                                    the U.S. market for medium capitalization stocks.

                    As you can see from the above chart, the positive shift towards value (relative to growth) that we alluded to in the Fund's semi-annual report dated May 6, 1999 continued through the second quarter (ending June 30, 1999). The "broadening" of the market's advance had a significant positive impact on the Fund in the second quarter and gave us hope that our value investing style was coming back in style. However, as we will discuss below, the market reversed course and "narrowed" dramatically in the third quarter (ending September 30, 1999), causing the Fund to surrender all of its hard fought year to date gains and then some.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    THE STOCK MARKET

                    The strength of a small group of ten mega-capitalization, primarily high P/E technology stocks accounted for essentially the entire year to date (through September 30, 1999) gain for "the market" and masked the bear market impacting the vast majority of stocks (see Table courtesy of Salomon Smith Barney Equity Strategy). The investment firm Sanford C. Bernstein calculated that the performance of these ten stocks accounted for 96.5% of the year to date gain for the S&P 500. This level of dominance of the top 10 impact stocks is unprecedented in the last 20 years, at more than twice the degree of "narrowness" of 1998 and almost three times the degree averaged over the entire period. Given this historical perspective, can Microsoft (market capitalization $478 billion, 1999 P/E 67.2X, YTD gain 36.3%), Cisco Systems ($234B, 95.9X, +47.7%), General
                    Electric ($406B, 38.4X, +17.3%), IBM ($216B, 30.5X, +31.7%),
                    Intel ($254B, 33.5X, +25.5%), Citigroup ($157B, 16.7X,
                    +34.0%), Sun Microsystems ($76B, 68.9X, +117.2%), Nortel
                    Networks ($71B, 46.8X, +104.7%), Wal*Mart ($229B, 41.4X,
                    +17.2%) and Texas Instruments ($73B, 54.9X, +92.6%) continue to single-handedly carry the market?

                        TABLE--THE AVERAGE STOCK HAS DECLINED SIGNIFICANTLY!
                           COMMON EQUITY DECLINE FROM 52-WEEK HIGH (AS OF
                                        SEPTEMBER 30, 1999)

                                                                AVERAGE      % DOWN      % DOWN      % DOWN
                                                                DECLINE      10% +       20% +       30% +
                                                                --------    --------    --------    --------
                            NASDAQ                               34.7%       88.4%       70.3%       52.1%

                            NYSE                                 27.0%       84.2%       59.7%       36.3%

                            S&P 500                              24.1%       83.8%       58.2%       31.2%

                    Mega-cap technology has obviously been the place to be in 1999. Earnings growth has been impressive as the internet infrastructure build-out and general mania over e-commerce picked up steam. Technology investors are anticipating record earnings growth and are willing to pay a huge premium multiple of earnings based on these heroic assumptions. The net impact of this is technology made up a whopping 25.1% of the S&P 500 as of September 30, 1999 (Microsoft, Intel and Cisco Systems alone accounted for just under 25% of the entire NASDAQ Index!), which is up from 13% as recently as 1997 and 7% in 1990. Investors should note the following: 1) the only other time in the last 20 years when a group so dominated the market was 1980 when energy was 27% of the S&P 500 (and oil was $40/barrel, "surely" headed to $100 and beyond), 2) technology company earnings are both cyclical in nature and prone to stumbles and 3) technology stocks have had a number of periods when they

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND
                    have been alternatively wildly in favor (like today) and widely shunned (1995-96).

                    The point we are trying to make is the market moves in cycles and to extremes. Just as the technology sector has moved from being out of favor to in favor, value and growth have both had periods of being in fashion or out of fashion. We are frustrated the current cycle has carried this to EXTREME levels for technology and growth. Similarly, in August of 1982 (when this greatest bull market in U.S. history began), you couldn't give stocks away, no matter how attractive the valuation. Few knew what an index fund was and even fewer cared. The economy was in recession, inflation was high (stagflation) and long-term Treasuries were yielding 14%. Investors were extremely risk averse and happy to have their funds earning high nominal returns in money market funds and certificates of deposit. In contrast to 1982, in 1999 our economy is in its longest expansion ever, inflation is low and long-term Treasuries recently yielded less than 5% (fall of 1998). Investors aggressively seek risk as "Risk/ Return Boulevard" has been a strictly one-way street and the war cry of "buy the dips" greets every drop as a buying opportunity. We're afraid many of these investors believe the recently published book that says the Dow Jones Industrial Average should be at 36,000 TODAY and they're going to ride this wave to financial nirvana.

                    Unfortunately, this just isn't so. We can assure you that back in 1982 no one in his or her wildest dreams could have envisioned what would unfold over the next 17 years. Similarly, the conditions that existed in 1982 are totally unfathomable today. As we said above, the market moves in cycles and to extremes. We believe wealth in the stock market is created s-l-o-w-l-y, by adhering to a sound and disciplined investment approach. This is how we have been managing the Fund and will continue to do so.

                    Finally, we want our fellow shareholders to know that the partners, staff and family members of Kirr, Marbach & Company, LLC (the Fund's adviser) continue to have a SIGNIFICANT ownership stake (approximately 48% of the total dollars invested in the Fund as of September 30, 1999) alongside you. We are in this for the long haul and truly appreciate your investment in the Kirr, Marbach Partners Value Fund.

                    Regards,

                            [MARK D. FOSTER SIGNATURE]          [MICKEY KIM SIGNATURE]

                            Mark D. Foster, CFA                 Mickey Kim, CFA
                            President                           Vice President, Treasurer and Secretary

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  1/1/99   3/31/99  6/30/99  9/30/99
Kirr Marbach Partners Value Fund  $10,000  $10,040  $11,570   $9,910
S&P 500                           $10,000  $10,500  $11,235  $10,527
Value Line Index                  $10,000   $9,400  $10,735   $9,661
S&P 400 Midcap Index              $10,000   $9,360  $10,689   $9,791

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000. PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

AS OF THE FISCAL PERIOD ENDED SEPTEMBER 30, 1999 THE FUND HAS CHOSEN TO USE THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX, AND THE VALUE LINE INDEX AS IT'S COMPARISON BENCHMARKS.

                                                    RATE OF RETURN (%)
                                                    SINCE INCEPTION* TO
                                                    SEPTEMBER 30, 1999
                                                    -------------------
Kirr Marbarch Partners Value Fund                              -0.90%

S&P 500**                                                       5.27%

Value Line Index***                                            -3.39%

S&P 400 Midcap Index****                                       -2.09%

  *  January 1, 1999.

 ** The Standard & Poor's 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

*** The Value Line Index is an unmanaged, equally-weighted index which includes 1700 U.S. stocks.

**** The S&P 400 Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

ASSETS:
  Investments, at current value
    (cost $18,506,028)              $18,196,899
  Prepaid expenses                       12,652
  Dividends receivable                   10,387
  Interest receivable                    16,148
                                    -----------
  Total Assets                       18,236,086
                                    -----------
LIABILITIES:
  Payable to Adviser                      5,038
  Accrued liabilities                    58,077
                                    -----------
  Total Liabilities                      63,115
                                    -----------
NET ASSETS                          $18,172,971
                                    ===========
NET ASSETS CONSIST OF:
  Capital stock                     $19,060,387
  Undistributed net investment
    income                               53,763
  Undistributed net realized
    loss on investments                (632,050)
  Net unrealized depreciation on
    investments                        (309,129)
                                    -----------
  Total Net Assets                  $18,172,971
                                    ===========
Shares outstanding (500,000,000
  shares of $0.01 par value
  authorized)                         1,833,533

Net asset value, redemption
  price and offering price per
  share                             $      9.91
                                    ===========

STATEMENT OF OPERATIONS
DECEMBER 31, 1998(1) THROUGH SEPTEMBER 30, 1999

INVESTMENT INCOME:
  Dividend income                     $ 111,672
  Interest income                        63,902
                                      ---------
  Total Investment Income               175,574
                                      ---------
EXPENSES:
  Investment Adviser fee                 97,579
  Organization costs                     43,952
  Shareholder servicing and
    accounting costs                     41,998
  Administration fee                     29,165
  Professional fees                      11,601
  Federal and state registration         13,730
  Custody fee                             8,397
  Distribution fees                      24,395
  Reports to shareholders                13,902
  Directors fees                          4,711
  Other                                   5,684
                                      ---------
  Total expenses before
    reimbursement                       295,114
  Less: Reimbursement from
    Investment Adviser                 (148,745)
                                      ---------
  Net Expenses                          146,369
                                      ---------
NET INVESTMENT INCOME                    29,205
                                      ---------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investments     (632,050)
  Change in unrealized
    depreciation on investments        (309,129)
                                      ---------
  Net realized and unrealized loss
    on investments                     (941,179)
                                      ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           $(911,974)
                                      =========

                  (1)   Commencement of operations.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 1998(1) THROUGH SEPTEMBER 30, 1999

OPERATIONS:
  Net investment income                                         $    29,205
  Net realized loss on investments                                 (632,050)
  Change in unrealized depreciation on investments                 (309,129)
                                                                -----------
  Net decrease in net assets resulting from operations             (911,974)
                                                                -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                      19,310,833
  Cost of shares redeemed                                          (225,888)
                                                                -----------
  Net increase in net assets from capital share transactions     19,084,945
                                                                -----------

TOTAL INCREASE IN NET ASSETS                                     18,172,971
                                                                -----------
NET ASSETS:
  Beginning of period                                                    --
                                                                -----------
  End of period                                                 $18,172,971
                                                                ===========
CHANGES IN SHARES OUTSTANDING:
  Shares sold                                                     1,854,244
  Shares redeemed                                                   (20,711)
                                                                -----------
  Net increase                                                    1,833,533
                                                                ===========

                  (1)   Commencement of operations.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

FINANCIAL HIGHLIGHTS
DECEMBER 31, 1998(1) THROUGH SEPTEMBER 30, 1999

For a Fund share outstanding throughout the period

Per Share Data:

Net asset value, beginning of period                                 $10.00
                                                                -----------
Income from investment operations:
  Net investment income                                                0.04
  Net realized and unrealized gain on investments                     (0.13)
                                                                -----------
  Total from investment operations                                    (0.09)
                                                                -----------
Net asset value, end of period                                        $9.91
                                                                ===========

Total return                                                         (0.90)%(2)

Supplemental Data and Ratios:
  Net assets, end of period                                     $18,172,971

  Ratios of expenses to average net assets
    Before expense reimbursement                                       3.01%(3)
    After expense reimbursement                                        1.50%(3)

  Ratio of net investment income/(loss) to average net
    assets
    Before expense reimbursement                                     (0.76)%(3)
    After expense reimbursement                                        0.75%
  Portfolio turnover rate                                             77.79%

                  (1)   Commencement of operations.
                  (2)   Not annualized.
                  (3)   Annualized.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

      NUMBER OF
       SHARES                                          VALUE
---------------------                               -----------
                        COMMON STOCKS - 80.2%
                        AUTO & TRANSPORTATION - 6.3%
        28,200          Automatic Com***            $   363,075
        10,400          Autonation, Inc.*               130,650
        10,800          Autozone, Inc.*                 303,075
        16,400          Midas, Inc.                     338,250
                                                    -----------
                                                      1,135,050
                                                    -----------
                        CAPITAL GOODS/BASIC INDUSTRY - 14.1%
        23,100          Emcor Group, Inc.*              444,675
        28,900          Englehard Corp.                 525,619
        13,200          Great Lakes Chemical Corp.      502,425
        12,800          Precision Castparts Corp.       390,400
        17,000          Solutia, Inc.                   303,875
        27,600          WESCO International Inc.*       389,850
                                                    -----------
                                                      2,556,844
                                                    -----------
                        COMMUNICATIONS - 7.2%
         9,800          Century Communications*         447,125
         7,700          Knight Ridder, Inc.             422,538
         6,300          Mediaone Group*                 430,369
                                                    -----------
                                                      1,300,032
                                                    -----------
                        CONSUMER NON-DURABLE - 15.1%
        34,500          Allied Waste Industries,
                         Inc.*                          403,219
         9,300          H&R Block, Inc.                 403,969
        28,200          International Home Foods,
                         Inc.*                          493,500
        21,100          Jostens, Inc.                   403,537
        22,300          Pittston Brink's Group          517,081
        33,700          U S Industries, Inc.            530,775
                                                    -----------
                                                      2,752,081
                                                    -----------
      NUMBER OF
       SHARES                                          VALUE
---------------------                               -----------
                        ENERGY/NATURAL RESOURCES - 10.0%
        14,600          Santa Fe Intl Corp.         $   314,813
        70,000          Santa Fe Synder Corp.*          630,000
         8,100          BJ Services*                    257,681
        18,600          Azurix Corp.*                   319,688
        13,800          Barrick Gold Corp.              300,150
                                                    -----------
                                                      1,822,332
                                                    -----------
                        FINANCIAL SERVICES - 8.2%
        27,800          Allied Capital Corp.            623,762
        26,200          Commercial Federal Corp.        514,175
        20,700          HCC Insurance Holdings,
                         Inc.                           348,019
                                                    -----------
                                                      1,485,956
                                                    -----------
                        MEDICAL - 4.3%
        11,500          McKesson HBOC, Inc.             333,500
        14,300          St. Jude Medical*               450,450
                                                    -----------
                                                        783,950
                                                    -----------
                        TECHNOLOGY - 2.1%
         4,500          First Data Corp.                197,437
         6,900          Newbridge Networks Corp.*       179,831
                                                    -----------
                                                        377,268
                                                    -----------
                        UTILITIES & RELATED - 12.9%
         8,000          Calpine Corp.*                  680,500
        11,500          Cinergy Corp.                   325,594
        60,000          Citizens Utilities CO CL
                         B*                             678,750
        30,000          K N Energy, Inc.*               673,125
                                                    -----------
                                                      2,357,969
                                                    -----------
                        Total common stocks
                         (cost $14,880,611)         $14,571,482
                                                    ===========

                     See notes to the financial statements.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

      PRINCIPAL
       AMOUNT                                            VALUE
---------------------                                 -----------
                        SHORT-TERM INVESTMENTS - 19.9%
                        VARIABLE RATE DEMAND NOTES**
      $591,017          American Family, 5.0234%      $   591,017
       813,167          Firstar Bank, 5.1300%             813,167
       483,262          Pitney Bowes, 4.9850%             483,262
       430,771          Sara Lee, 4.9800%                 430,771
       651,896          Warner Lambert, 5.0230%           651,896
       126,685          Wisc Corporate Central
                         Credit Union, 5.0500%            126,685
       528,619          Wisconsin Electric, 5.0234%       528,619
                                                      -----------
                        Total short-term investments
                         (cost $3,625,417)              3,625,417
                                                      -----------
                        Total investments - 100.1%
                         (cost $18,506,028)            18,196,899
                        Liabilities in excess of
                         other assets - (0.1)%            (23,928)
                                                      -----------
                        TOTAL NET ASSETS - 100.0%     $18,172,971
                                                      ===========

                    *   Non-income producing security.
                   **   Variable rate security. The rates listed are as of
                        September 30, 1999.
                  ***   Convertible Security

                     See notes to the financial statements.

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                                       9

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

                    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                    The Kirr Marbach Partners Fund, Inc. (the "Corporation") was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

                    The following is a summary of significant accounting policies consistently followed by the Fund.

                    a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                    b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                    c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

                    d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

--------------------------------------------------------------------------------

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                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                    g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock. As a result of permanent book-to-tax differences, ($24,558) has been reclassified from undistributed net investment income to capital stock due to nondeductible expenses. At September 30, 1999 the Fund deferred post-October losses of $632,050. This amount may be used to offset future capital gains.

                    Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of post-October losses and amortization of organization costs.

                    2. INVESTMENT TRANSACTIONS

                    The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period December 31, 1998 to September 30, 1999, were as follows:

                                                                    PURCHASE                SALES
                                                                   -----------            ----------
                            U.S. Government....................    $        --            $       --
                            Other..............................    $23,135,871            $7,623,211

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1999

                    At September 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                            Appreciation                             $ 1,273,367
                            (Depreciation)                            (1,582,496)
                                                                     -----------
                            Net appreciation on investments          $  (309,129)
                                                                     ===========

                    At September 30, 1999, the cost of investments for federal income tax purposes was $18,506,028.

                    3. AGREEMENTS

                    The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the "Investment Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                    Until December 31, 1999 the Adviser has agreed to waive its advisory fee and/ or reimburse the Fund's other expenses, including organization expenses, to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.50% of the net assets of the Fund, computed on a daily basis. Accordingly, for the period December 31, 1998 to September 30, 1999, the Investment Adviser waived advisory fees and reimbursed the Fund for other expenses in the amount of $148,745. Until February 28, 2001, the Adviser has contractually agreed to continue to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. The Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2001. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

--------------------------------------------------------------------------------

                             KIRR, MARBACH PARTNERS
--------------------------------------------------------------------------------
                                   VALUE FUND

                    Rafferty Capital Markets, Inc., (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the period ending September 30, 1999, the Fund incurred expenses of $24,395 pursuant to the 12b-1 Plan.

                    Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

                    THE SHAREHOLDERS AND BOARD OF TRUSTEES
                    THE KIRR, MARBACH PARTNERS VALUE FUND:

                    We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the "Fund"), including the schedule of investments, as of September 30, 1999, and the related statements of operations and changes in net assets for the period December 31, 1998 (commencement of operations) through September 30, 1999 and the financial highlights for the period presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations and changes in its net assets for the period December 31, 1998 (commencement of operations) through September 30, 1999 and the financial highlights for the period presented herein, in conformity with generally accepted accounting principles.

                    [/S/ KPMG LLP]

                    Chicago, Illinois
                    October 22, 1999

--------------------------------------------------------

                                   DIRECTORS

MARK D. FOSTER
MICKEY KIM
JEFFREY N. BROWN
MARK E. CHESNUT
JOHN F. DORENBUSCH

PRINCIPAL OFFICERS
MARK D. FOSTER, President
MICKEY KIM, Vice President, Treasurer and Secretary

INVESTMENT ADVISER
KIRR, MARBACH & COMPANY, LLC
621 WASHINGTON STREET
COLUMBUS, INDIANA 47201

DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, INC.
550 MAMARONECK AVENUE
HARRISON, NEW YORK 10528

CUSTODIAN
FIRSTAR BANK MILWAUKEE, N.A.
THIRD FLOOR
615 E. MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
FIRSTAR MUTUAL FUND SERVICES, LLC
THIRD FLOOR
615 E. MICHIGAN STREET
MILWAUKEE, WISCONSIN 53202

INDEPENDENT ACCOUNTANTS
KPMG LLP
303 E. WACKER DRIVE
CHICAGO, ILLINOIS 60601

LEGAL COUNSEL
GODFREY & KAHN, S.C.
780 N. WATER STREET
MILWAUKEE, WISCONSIN 53202

                             KIRR, MARBACH PARTNERS

                                   VALUE FUND

                                     [LOGO]
                                      ------------------------------------------

                                                                   ANNUAL REPORT

                                                              SEPTEMBER 30, 1999